UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2014 (May 15, 2014)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Boulevard, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K, dated May 15, 2014, filed by Overland Storage, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). As previously disclosed in the Original Form 8-K, on May 15, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sphere 3D Corporation, an Ontario corporation (“Sphere”), and S3D Acquisition Company, a California corporation and wholly owned subsidiary of Sphere (“Merger Sub”). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Merger”), and as a result the Company will continue as the surviving operating corporation and a wholly owned subsidiary of Sphere. As previously disclosed in the Original Form 8-K, Sphere entered into voting agreements (the “Voting Agreements”), dated as of May 15, 2014, with various shareholders of the Company, and agreed to loan the Company up to $5 million dollars pursuant to a note issued to Sphere by the Company (the “Note”). The sole purpose of this Amendment is to include the Merger Agreement, Voting Agreement, and Note as exhibits as shown below. No other changes have been made to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in the Original Form 8-K, on May 15, 2014 the Company entered into the Merger Agreement and the Note and Sphere entered into the Voting Agreements. The descriptions of the Merger Agreement, the Voting Agreements and the Note in this Amendment and the Original Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable agreements.

Item 9.01 Financial Statements and Exhibits

The agreements included as exhibits to this Amendment contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 15, 2014, by and between the Company, Sphere 3D Corporation and Sphere 3D Acquisition Company.

10.1	Form of Voting Agreement, dated as of May 15, 2014, between Sphere 3D Corporation and certain Company shareholders.

10.2	Promissory Note, dated as of May 15, 2014, between the Company and Sphere 3D Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: May 16, 2014	/s/ Kurt L. Kalbfleisch
Name: Kurt L. Kalbfleisch
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 15, 2014, by and between the Company, Sphere 3D Corporation and Sphere 3D Acquisition Company.

10.1	Form of Voting Agreement, dated as of May 15, 2014, between Sphere 3D Corporation and certain Company shareholders.

10.2	Promissory Note, dated as of May 15, 2014, between the Company and Sphere 3D Corporation.